CONSENT OF PROSPECTIVE DIRECTOR

         I hereby consent to (i) being named as a nominee as a director of Tel-Save Holdings, Inc. ("Tel-Save") in the Joint Proxy Statement/Prospectus of Tel-Save and Shared Technologies Fairchild, Inc;, and (ii) this Consent being filed as an exhibit to the Form S-4.

                                                       Very truly yours,



                                                       /s/ Jeffrey J. Steiner
                                                       ----------------------
                                                       Jeffrey J. Steiner